UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

MARCH 15, 2013

Date of Report (Date of earliest event reported)

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip Code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

On March 15, 2013, the Company announced that its universal shelf registration statement on Form S-3 was declared effective by the Securities and Exchange Commission. The universal shelf registration statement permits the Company to offer and sell, from time to time, on a continuous or delayed basis in the future, up to $75 million of equity, debt or other types of securities described in the shelf registration statement, or any combination of such securities, in one or more future public offerings.

The Company believes that the shelf registration statement provides it with continued financial flexibility pursuant to the sale of the registered securities, from time to time. If and when the Company offers any securities under the registration statement, the Company will prepare and make available a prospectus supplement that includes the specific terms of the securities being offered, the use of proceeds and other terms of the offering.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated March 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: March 15, 2013

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated March 15, 2013